UBS GLOBAL OIL & GAS CONFERENCE May 20th, 2015

Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry, and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under our senior secured revolving credit facility and our senior notes, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10- K for the fiscal year ended December 31, 2014. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward-looking statements. 2

Pioneer Energy Services (1) As of March 31, 2015 (2) Market Capitalization as of March 15, 2015; debt and cash as of March 31, 2015 TICKER SYMBOL: PES (NYSE) TTM REVENUE1: $1.0 BILLION MARKET CAPITALIZATION2: $481 MILLION ENTERPRISE VALUE2: $877 MILLION SERVICE LINES: LAND DRILLING, WELL SERVICING, WIRELINE, COILED TUBING EMPLOYEES: 2,500 3

Diversified Services % of TTM REVENUE1 (1) Revenue breakdown based on trailing twelve month revenue as of March 31, 2015 of $1,010 million DRILLING SERVICES Drilling Services - US 28 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 36 Rigs PRODUCTION SERVICES Well Servicing 121 Rigs Wireline 126 Units Coiled Tubing 17 Units Production Services 51% Drilling - Colombia 10% Drilling - US 39% 4

Fleet Composition DRILLING SERVICES1 WELL SERVICING WIRELINE COILED TUBING 5 6 10 13 13 17 17 2010 2011 2012 2013 2014 2015E 74 89 108 109 116 125 2010 2011 2012 2013 2014 2015E 84 105 120 119 120 126 2010 2011 2012 2013 2014 2015E 71 64 69 62 53 40 2010 2011 2012 2013 2014 2015E (1) Since year-end 2011, added 11 AC rigs (total of 4 additional rigs scheduled for delivery in the Q3 and Q4 2015) and disposed of 39 non-AC rigs Note: all counts are as of year-end

Recent Updates Drilling • In May, sold four lower-horsepower rigs, two of which were not previously held-for-sale, for net proceeds of $4.8 million • Expect to end 2015 with 32 rigs in the US and 8 rigs in Colombia for a total of 40 rigs • April utilization was 71%; current utilization1 is 58% • Expect to recognize $53.0 million of early termination revenues throughout 2015 and the first quarter of 2016 Well Servicing • April utilization was 74% Coiled Tubing • April utilization was 31% 6 (1) April revenue utilization was based on 38 rigs; current revenue utilization is based on 36 rigs ($ millions) Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Early Termination Revenue $0.3 $11.3 $16.0 $11.7 $9.2 $4.6 Early Termination Revenue Days 23 487 785 513 401 200

Investment Considerations Summary • Exposure to the full well life cycle including drilling, completions, workovers and on-going well maintenance • Premium shale-oriented assets in all business lines with balanced exposure to completion and maintenance activity • Drilling - 75% of fleet is pad-capable • Well Servicing - 100% of fleet 550-600hp and tall-masted • Wireline – Well-positioned in the Eagle Ford, Bakken and Niobrara • Coiled Tubing - 75% of on-shore units offer larger diameter coil • Balance sheet well-positioned for long-term growth • Industry-leading safety results continue to strengthen our activity levels and client base 7

Exposure to the Full Well Life Cycle Plug and Perforate Toe Prep Drilling Maintenance until Plug and Abandon Drill Out Plugs Complete and Install Artificial Lift 8

Premium Shale-Oriented Assets 9 DRILLING SERVICES PRODUCTION SERVICES 68% 43% Pad-capable - US AC Rigs - US • One of the most versatile and competitive 1,500 horsepower AC drilling rigs on the market • 2,000hp mud pumps and 7,500psi mud systems with bi-fuel capability • Moves in less than three days from release to acceptance by the operator on new pad • Walks 150’ x 50’ while racking over 24,000’ of 5” drill pipe • Premium shale-capable equipment • 100% of well servicing fleet is 550-600hp with 104’, 112’ or 116’ masts • Full suite of coiled tubing offerings from 1.25” to 2.375” coil • Balanced exposure to completion and production-oriented activity in major shale plays Completion 56% Maintenance/ Production 44% Note: Estimated based on TTM revenue as of March 31, 2015

Leverage and Debt Maturities • Restructured balance sheet in 2014 through multiple capital markets transactions • Completed $300 million 6.125% Senior Notes offering • Redeemed $425 million of 9.875% Senior Notes • Extended and upsized revolving credit facility capacity from $250 million to $350 million • Paid down $45 million on the revolving credit facility year-to-date 2015 (revolver balance as of April 30th is $110 million) • Total Debt/LTM EBITDA is 1.9x Source: Public filings and non-GAAP reconciliations disclosed by each company for the twelve month period ended 3/31/15; Capital IQ Note: EBITDA represents the adjusted EBITDA as reported by each individual company. PES ratio is as reported in the 2015 10-Q at 3/31/15 related to the credit facility calculation. 10 $130 $300 $0 $100 $200 $300 $400 2015 2016 2017 2018 2019 2020 2021 2022 ($ m ill io n s) Debt Maturities Credit Facility 6.125% Senior Notes 0.3x 0.9x 1.9x 2.2x 2.2x 3.3x 3.4x 3.8x 9.9x HP PTEN PES NBR PKD BAS PDS FES KEG Total Debt / LTM EBITDA Note: Revolver balance as of March 31, 2015

Industry-Leading Safety • For many years, Pioneer has been a leader in U.S. land drilling safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs. 0 1 2 3 4 5 2010 2011 2012 2013 2014 PES - US Land IADC - US Land without PES Total Recordable Incident Rate (injuries per 200,000 man-hours) 11 Source: IADC Well Servicing (Association of Energy Service Contractors Annual Safety Awards) 2011 1st place (Division IV) 2012 3rd place (Division IV) 2013 1st place (Division V) 2014 2nd place (Division V)

PRODUCTION SERVICES 12

Well Servicing • Of the top-tier well servicing providers, Pioneer has the: • Highest utilization rate • Highest average hourly rate • Highest average horsepower fleet with all rigs either 550hp or 600hp • Highest percentage of taller mast rigs with all masts either 104’, 112’ or 116’ in height • 100% of rigs are capable of working in the unconventional plays • Established in the Bakken, Eagle Ford, Fayetteville, and along the Texas/Louisiana Gulf Coast (1) Year-end rig count SERVICE OVERVIEW OPERATING LOCATIONS FLEET GROWTH1 13 74 89 108 109 116 125 2010 2011 2012 2013 2014 2015E

Wireline • Leading market share position in a number of key geographic markets • Majority of revenue derived from cased-hole operations that include perforating, logging, and pipe recovery • Established in the Bakken, Eagle Ford, Permian, Niobrara, Mississippian, and onshore/offshore Louisiana (1) Based on Q1 2015 revenue (2) Year-end unit count SERVICE OVERVIEW OPERATING LOCATIONS FLEET GROWTH2 DIVERSIFIED SERVICE OFFERINGS1 14 84 105 120 119 120 126 2010 2011 2012 2013 2014 2015E Open/Cased Hole Logging Mechanical Services Plug/Shoot

Coiled Tubing • Significant player in the offshore coiled tubing market • Fleet currently provides an array of services with coil capabilities ranging from 1.25” to 2.375” coiled tubing • Established in the Eagle Ford, Haynesville and onshore/offshore Louisiana SERVICE OVERVIEW OPERATING LOCATIONS UNIT COUNT1: 17 FLEET GROWTH2 (1) Coil unit size is based on most common configuration; all units are capable of running 2” and <2” coil (2) Year-end rig count 3 7 7 2 3/8" 2" < 2" Onshore Units 12 Offshore Units 5 15 6 10 13 13 17 17 2010 2011 2012 2013 2014 2015E

DRILLING SERVICES 16

Drilling Services (1) Based on trailing twelve months as of March 31, 2015 1,500HP AC NEW-BUILD TECHNOLOGY OPERATING LOCATIONS TTM DRILLING REVENUE1: $497 million CURRENT RIG COUNT: 36 US 79% Colombia 21% 17 5 11 8 8 4 Permian Eagle Ford/STX Bakken Colombia Marcellus • Walks 150’ in X-direction and 50’ in Y-direction while racking over 24,000’ of 5” drill pipe • 2,000hp mud pumps and 7,500psi mud system • Moves in less than three days from release to acceptance by operator on a new pad • Bi-fuel capable

Pioneer Drilling Rig Class Comparison RIG FLEET CHARACTERISTICS1 AC SCR MECH Number of Rigs 12 21 3 % of Fleet 33% 58% 8% Drawworks 1,200-2,000HP 1,000-1,500HP 900-1,200HP Pad-Capable 100% 71% -- Utilization % 100% 48% 67% (1) Projected rig fleet at year-end 2015 which includes a total of four rigs scheduled for delivery in Q3 2015 and Q4 2015 Note: Revenue utilization as of earnings call on April 30, 2015 18 900HP 2% 1,000HP 13% 1,200-2,000HP 85% 78% 40% Pad-capable - Total AC Rigs - Total

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Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings. Please refer to Reconciliation of Adjusted EBITDA to Net Income on slide 22 20 $131 $210 $364 $165 $175 $46 $0 $50 $100 $150 $200 $250 $300 $350 $400 2010 2011 2012 2013 2014 2015 YTD $487 $716 $919 $960 $1,055 $1,010 $103 $191 $249 $235 $277 $251 $0 $125 $250 $375 $500 $625 $750 $875 $1,000 $1,125 2010 2011 2012 2013 2014 TTM Mar 15 Revenue Adjusted EBITDA

Liquidity and Capital Structure March 31st, 2015 ($ millions) Actual Cash $ 35.7 Senior Secured Revolving Credit Facility due 2019 130.0 6.125% Senior Unsecured Notes due 2022 300.0 Total Debt $ 430.0 Shareholders' Equity 483.1 Total Capitalization $ 948.8 Debt/LTM EBITDA1 1.9x Debt/Total Book Capitalization 45.3% (1) Total consolidated leverage ratio as reported in Form 10-Q for quarter ending March 31, 2015 21

Reconciliation of Adjusted EBITDA to Net Income We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization, loss on extinguishment of debt, impairments, and the Colombian Net Equity Tax. We use this non-GAAP measure, together with our GAAP financial metrics, to assess our financial performance and evaluate our overall progress towards meeting our long-term financial objectives. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies. A reconciliation of adjusted EBITDA to net income (loss) as reported is included in the tables below: 22 ($ in millions) 2010 2011 2012 2013 2014 Adjust d EBITDA 103.2 191.2 249.3 234.7 277.1 Col bian Net Equity Tax - (7.3) - - - Depreciatio & Amortization (120.8) (132.8) (164.7) (187.9) (183.4) Net Interest (26.6) (29.7) (37.0) (48.3) (38.8) Loss on Extinguishment of Debt - - - - (31.2) Impairment Expense (3.3) (0.5) (1.1) (54.3) (73.0) Income Tax (Expense) Benefit 14.3 (9.7) (16.4) 19.8 11.3 Net Income (Loss) (33.3) 11.2 30.0 (35.9) (38.0) Year-Ending December 31, ($ in illions) Q2 2014 Q3 2014 Q4 2014 Q1 2015 TTM Adjusted EBITDA 69.7 78.1 66.0 36.8 250.6 Depreciation & Amortization (45.8) (46.1) (46.0) (41.8) (179.6) Net Interest (10.7) (9.0) (6.7) (5.5) (31.8) Impairment Expense - (0.7) (72.3) (6.0) (79.0) Loss on Extinguishment of Debt (14.6) - (8.7) - (23.3) Income Tax (Expense) Benefit 1.1 (9.9) 20.2 4.5 15.8 Net Income (Loss) (0.3) 12.5 (47.6) (12.0) (47.5)

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